Execution Version
EIGHTH AMENDMENT TO CREDIT AGREEMENT

    This EIGHTH AMENDMENT TO CREDIT AGREEMENT dated as of February 8, 2026 (this “Eighth Amendment”) amends that certain Credit Agreement, dated as of November 5, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of January 27, 2022, that certain Second Amendment to Credit Agreement, dated as of December 29, 2022, that certain Third Amendment to Credit Agreement, dated as of January 9, 2023, that certain Fourth Amendment to Credit Agreement, dated as of May 14, 2024, that certain Fifth Amendment to Credit Agreement, dated as of June 2, 2024, that certain Sixth Amendment to Credit Agreement, dated as of August 7, 2024, that certain Seventh Amendment to Credit Agreement, dated as of September 13, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Eighth Amendment, the “Amended Credit Agreement”), among INOTIV, INC., an Indiana corporation (the “Borrower”), the Subsidiary Guarantors party thereto, the Lenders party thereto and ACQUIOM AGENCY SERVICES LLC, as administrative agent (the “Administrative Agent”) and as collateral agent (the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended Credit Agreement.

RECITALS:

WHEREAS, pursuant to Section 11.02 of the Existing Credit Agreement, the Borrower has requested that the Lenders enter into this Eighth Amendment; and

WHEREAS, in connection with the foregoing, the Lenders party hereto (constituting the Required Lenders) and the Borrower desire to amend the Existing Credit Agreement in accordance with Section 11.02 thereof in the form of this Eighth Amendment, such amendments to become effective on the Eighth Amendment Effective Date (as defined below).
    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained in this Eighth Amendment, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement.
Subject to the satisfaction of the conditions set forth in Section 2 hereof, as of the Eighth Amendment Effective Date:

(a)Section 6.15 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a)Maximum First Lien Leverage Ratio. Permit the First Lien Leverage Ratio, as of the last day of any Test Period ending on the date set forth in the table below, to exceed the ratio set forth opposite such Test Period end date in the table below:

Fiscal Quarter Ending	Maximum First Lien Leverage Ratio
March 31, 2022	4.25:1.00
June 30, 2022	4.25:1.00
September 30, 2022	4.25:1.00
December 31, 2022	4.25:1.00
March 31, 2023	4.25:1.00
June 30, 2023	4.25:1.00
September 30, 2023	3.75:1.00
December 31, 2023	3.75:1.00
March 31, 2024	3.75:1.00
June 30, 2024	Not Tested
September 30, 2024	Not Tested
December 31, 2024	Not Tested
March 31, 2025	Not Tested
June 30, 2025	7.50:1.00
September 30, 2025	5.50:1.00
December 31, 2025	Not Tested
March 31, 2026	4.00:1.00
June 30, 2026 and each fiscal quarter ending thereafter	3.50:1.00

(b)    Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as of the last day of each Test Period, (i) ending on or before the one year anniversary of the Closing Date, to be less than 1.00:1.00, (ii) ending after the one year anniversary of the Closing Date and on or before March 31, 2024, to be less than 1.10:1.00 and (iii) ending after March 31, 2024, to be less than the ratio set forth opposite such Test Period end date in the table below:

Fiscal Quarter Ending	Minimum Fixed Charge Coverage Ratio
June 30, 2024	Not Tested
September 30, 2024	Not Tested
December 31, 2024	Not Tested
March 31, 2025	Not Tested
June 30, 2025	0.30:1.00
September 30, 2025	0.55:1.00
December 31, 2025	Not Tested
March 31, 2026 and each fiscal quarter ending thereafter	1.00:1.00

(b)Minimum Liquidity. Commencing with the week ending August 16, 2024, permit the average Liquidity for the five (5) Business Day period ending on the last Business Day of each week (each, a “Liquidity Test Date”) (w) for the August 16, 2024, August 23, 2024 and August 30, 2024 Liquidity Test Dates, to be less than $7,000,000, (x) for the October 11, 2024, October 18, 2024 and October 25, 2024 Liquidity Test Dates and the three Liquidity Test Dates immediately preceding each Interest Payment Date thereafter prior to March 6, 2026, to be less than $17,500,000, (y) for all other Liquidity Test Dates prior to March 6, 2026, to be less than $10,000,000 and (z) for the March 6, 2026 Liquidity Test Date and each Liquidity Test Date thereafter, to be less than $30,000,000 (clauses (w), (x), (y) and (z), the “Minimum Liquidity Covenant”).
(c)Minimum EBITDA. Permit Consolidated EBITDA for (i) the six month period ending December 31, 2024, to be less than $1,500,000 and (ii) the nine month period ending March 31, 2025, to be less than $13,000,000.
(d)Maximum Capital Expenditures. Permit the aggregate amount of all Capital Expenditures (other than Capital Expenditures financed with (x) cash proceeds of Equity Issuances or (y) deposits and/or advances from customers to the extent used to pay for facility expansions) for (i) the six month period ending December 31, 2024, to be greater than $10,000,000 and (ii) the nine month period ending March 31, 2025, to be greater than $16,000,000.

Section 2. Conditions to Effectiveness. The effectiveness of the amendments to the Existing Credit Agreement set forth in Section 1(a) hereof are each subject to the satisfaction of the following conditions precedent, each, in the case of documentary conditions, in form and substance reasonably satisfactory to the Required Lenders (the date of such satisfaction, the “Eighth Amendment Effective Date”):

(a)the Lenders party hereto shall have received duly executed counterparts of this Eighth Amendment from the Borrower, the other Loan Parties and the Lenders constituting the Required Lenders.
Section 3. [Reserved].

Section 4. Costs and Expenses. Without limiting the obligations of the Borrower under the Amended Credit Agreement, the Borrower agrees to pay or reimburse all of the reasonable and documented out-of-pocket costs and expenses incurred by the Lenders in connection with the preparation, negotiation and execution of this Eighth Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 11.03 of the Amended Credit Agreement, including all reasonable and documented fees, disbursements and other charges of Proskauer Rose LLP and Berkeley Research Group, LLC.

Section 5. Representations and Warranties. Each Loan Party hereby represents and warrants, on and as of the date hereof and the Eighth Amendment Effective Date, that:

(a)    Each of the representations and warranties made by the Loan Parties set forth in Article III of the Amended Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on the date hereof and on the Eighth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(b)    The transactions contemplated by this Eighth Amendment and the Amended Credit Agreement are within the Loan Parties’ powers and have been duly authorized by all necessary corporate or other organizational action on behalf of each Loan Party. This Eighth Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)    The execution, delivery and performance by each Loan Party of this Eighth Amendment and the Amended Credit Agreement will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect or (B) consents, approvals, registrations, filings, permits or actions the failure of which to obtain or perform could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the Organizational Documents of such Loan Party, (iii) violate or result in a default or require any consent or approval under (x) any indenture, agreement, or other instrument binding upon any Loan Party or its Property or to which any Loan Party or its Property is subject, or give rise to a right thereunder to require any payment to be made by any Loan Party, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect or (y) any Organizational Document, (iv) violate any material Legal Requirement in any material respect or (v) result in the creation or imposition of any Lien on any Property of any Loan Party other than the Liens created by the Security Documents.

(d)    As of the date hereof, both before and immediately after giving effect to this Eighth Amendment, no Default or Event of Default has occurred or is continuing.

Section 6. Reference to and Effect on the Existing Credit Agreement.

(a)    On and after the effectiveness of this Eighth Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)    The Existing Credit Agreement as specifically amended by this Eighth Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Eighth Amendment shall be a “Loan Document” for purposes of the definition thereof in the Existing Credit Agreement.

(c)    The execution, delivery and effectiveness of this Eighth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7. [Reserved].

Section 8. [Reserved].

Section 9. Acknowledgement.

(a)    Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

(b)    Each Loan Party acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Eighth Amendment.

(c)    Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Eighth Amendment and consents to the amendment of each of the Existing Credit Agreement effected pursuant to this Eighth Amendment.

(d)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Eighth Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Eighth Amendment and (ii) nothing in the Amended Credit Agreement, this Eighth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Existing Credit Agreement.

(e)    Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Eighth Amendment. Nothing contained in this Eighth Amendment shall be construed as substitution or novation of the obligations outstanding under the Amended Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

Section 10. Execution in Counterparts; Integration. This Eighth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Eighth Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Eighth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Fifth Amendment or any document to be signed in connection with this Eighth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic

Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. This Eighth Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (including, for the avoidance of doubt, the 2024 Settlement) and no term, provision or agreement in any such other agreements or understandings shall be binding on the Lenders party hereto or otherwise affect the rights and obligations of the Parties hereunder.

Section 11. Governing Law.

(a)     THIS EIGHTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its Property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof (except to the extent any Agent requires submission to any other jurisdiction in connection with the exercise of any rights under any security document or the enforcement of any judgment), in any action or proceeding arising out of or relating to this Eighth Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable Legal Requirements, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Eighth Amendment shall affect any right that the Administrative Agent or the Lenders may otherwise have to bring any action or proceeding relating to this Eighth Amendment against it or any of its assets in the courts of any jurisdiction.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirements, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Eighth Amendment in any court referred to in Section 11(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Eighth Amendment irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than facsimile or email) in Section 11.01 of the Existing Credit Agreement. Nothing in this Eighth Amendment will affect the right of any party to this Eighth Amendment to serve process in any other manner permitted by applicable Legal Requirements.

Section 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIFTH AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

Section 13. Headings. The headings of the sections and subsections used herein are for convenience of reference only, are not part of this Eighth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Eighth Amendment.

Section 14. Severability. Any provision of this Eighth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

INOTIV, INC.,
as the Borrower

By:
    Name:
    Title:

BAS EVANSVILLE, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

SEVENTH WAVE LABORATORIES, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

BRONCO RESEARCH SERVICES LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

BASi GAITHERSBURG LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Eighth Amendment to Credit Agreement]

INOTIV BOULDER, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

INOTIV RESEARCH MODELS, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO RMS, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO RMS B.V., INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO NEW HOLDCO, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Eighth Amendment to Credit Agreement]

ENVIGO GLOBAL SERVICES INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ERPP, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO BIOPRODUCTS, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

ENVIGO HOLDING I, INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Eighth Amendment to Credit Agreement]

INTEGRATED LABORATORY SYSTEMS, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

INOTIV LAMS WEST INC.,
as a Subsidiary Guarantor

By:
    Name:
    Title:

HISTION, LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

INOTIV NASHVILLE LLC,
as a Subsidiary Guarantor

By:
    Name:
    Title:

[Signature Page to the Eighth Amendment to Credit Agreement]

[●],
as a Lender

By:
    Name:
    Title:

[Signature Page to the Eighth Amendment to Credit Agreement]